Exhibit 99

                        Southcoast Financial Corporation
                                  News Release

Mt. Pleasant, S.C., April 25, 2007 / PrimeNewswire / -- The news release issued by Southcoast Financial Corporation on April 20, 2007 titled "Southcoast Announces First Quarter Earnings" contained an error regarding the number of shares repurchased in the first quarter(154,588 was reported, but the actual number was 287,542) and was disseminated in error. The complete corrected release is as follows:

                   Southcoast Announces First Quarter Earnings

Mt. Pleasant, S.C., April 20, 2007 / PrimeNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB), announced that it had unaudited pre-tax income of $1,275,000 and unaudited net income of $831,000, or $.16 per basic share, for the quarter ended March 31, 2007. This compares to pre-tax income of $2,087,000 and net income of $1,336,000, or $0.25 per basic share for the quarter ended March 31, 2006. The March 31, 2007 earnings per share are based on 5,317,350 basic average shares compared to 5,451,109 average shares for the first quarter of 2006. This decrease in shares is the result of a stock repurchase initiative undertaken in January 2007. The Company's Board of Directors authorized the repurchase of up to 547,194 shares, or 10% of the Company's outstanding shares as of January 23, 2007. During the quarter the Company repurchased 287,542 shares for a total of $6,407,901. Chairman and Chief Executive Officer, L. Wayne Pearson said, "While we experienced a drop in net income compared to the first quarter of 2006, we continue to focus on the growth of our banking system. The decline in net income is due primarily to a decrease in non-recurring income from real estate sales. We also experienced increases in personnel costs to support the growth of our branch network, and due to the acquisition of Charlestowne Mortgage Corporation, and our expansion to Hilton Head, South Carolina."

Total assets as of March 31, 2007 were $463.9 million compared to $504.1 million as of March 31, 2006, a decrease of 8.0%. Loans, excluding loans held for sale, decreased to $364.0 million, down 3.3% from $376.3 million as of March 31, 2006. Deposits during the same period declined 15.2% to $279.1 million. The decline in loans and deposits is directly related to our decision to reduce our wholesale lending operations and our related brokered and wholesale deposit base. As of March 31, 2007, the ratio of nonperforming assets to total assets was 0.09% and the allowance for loan losses as a percentage of loans was 1.20%.

The Corporation currently has nine branches and will open our tenth branch at the intersection of Highway 17N at Park West and South Morgans Point Road in Mt. Pleasant, South Carolina in the next few days.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Trading in Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.

This press release  contains  forward-looking  statements  about branch openings
within  the  meaning  of  the   Securities   Litigation   Reform  Act  of  1995.
Forward-looking statements give our expectations or forecasts of future events.

Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock.

We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports to the SEC.




SOURCE   Southcoast Financial Corporation
/ Contact William C. Heslop, Executive Vice President and
  Chief Financial Officer, (843) 216-3019






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

                        Southcoast Financial Corporation
                          Consolidated Income Statement
                    (Dollars in thousands, except share data)


                                                            Quarter Ended
                                                      March 31,       March 31,
                                                       2007              2006
                                                       ----              ----
                                                    (Unaudited)      (Unaudited)
Interest Income
 Interest and fees on loans ....................      $    6,974      $    6,734

 Interest on investments .......................             602             440
 Interest on Fed funds sold ....................             217             105
                                                      ----------      ----------
   Total interest income .......................           7,793           7,279

Interest expense ...............................           4,152           3,253
                                                      ----------      ----------
   Net interest income .........................           3,641           4,026
Provision for loan losses ......................               -             319
                                                      ----------      ----------
   Net interest after provision ................           3,641           3,707

Other noninterest income .......................             603             786
                                                      ----------      ----------
   Total operating income ......................           4,244           4,493

Noninterest expense
 Salaries and benefits .........................           1,728           1,477
 Occupancy and furniture and equipment .........             545             388
 Other expenses ................................             696             541
                                                      ----------      ----------
   Total noninterest expense ...................           2,969           2,406

Income before taxes ............................           1,275           2,087
Income tax expense .............................             444             751
                                                      ----------      ----------
Net income .....................................      $      831      $    1,336
                                                      ==========      ==========
Basic net income per common share ..............      $     0.16      $     0.25

Diluted net income per common share ............      $     0.16      $     0.24

Average number of common shares(1)
    Basic(1) ...................................       5,317,350       5,451,109
    Diluted(1) .................................       5,322,363       5,456,380

(1) Adjusted for a 10% stock dividend in 2006.

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

                                                                             Southcoast Financial Corporation
                                                                                Consolidated Balance Sheets

                                                                   March 31      March 31   December 31   December 31   December 31
                                                                     2007          2006        2006         2005          2004
                                                                     ----          ----        ----         ----          ----
                                                                 (Unaudited)   (Unaudited)   (Audited)    (Audited)     (Audited)
Assets
Cash and due from banks ......................................... $   8,458     $  19,317    $   7,008    $  14,378    $  11,853
Federal Funds sold ..............................................    13,762        24,034       31,204       16,964        4,236
Investments .....................................................    47,404        54,821       46,460       35,203       24,831
Loans held for sale .............................................       331         5,424          140        9,275       12,010
Loans ...........................................................   363,989       376,273      367,611      375,926      296,611
Less: Allowance for loan losses .................................     4,364         4,525        4,364        4,270        3,404
                                                                  ---------     ---------    ---------    ---------    ---------
Net loans .......................................................   359,625       371,748      363,247      371,656      293,207
Fixed assets ....................................................    25,605        20,008       25,126       19,898       14,844
Other assets ....................................................     8,715         8,717        8,671        9,225        5,122
                                                                  ---------     ---------    ---------    ---------    ---------
    Total Assets ................................................ $ 463,900     $ 504,069    $ 481,856    $ 476,599    $ 366,103
                                                                  =========     =========    =========    =========    =========
Liabilities & Shareholders' Equity
Deposits:
 Non-interest bearing ...........................................    31,499     $  42,217    $  34,694    $  38,754    $  27,955
 Interest bearing ...............................................   247,649       286,764      276,199      272,800      230,198
                                                                  ---------     ---------    ---------    ---------    ---------
  Total deposits ................................................   279,148       328,981      310,893      311,554      258,153
Other borrowings ................................................    86,925        77,053       67,841       67,000       58,000
Other liabilities ...............................................     2,900         1,804        2,664        3,075        2,034
Junior subordinated debentures ..................................    21,655        21,655       21,655       21,655       11,345
                                                                  ---------     ---------    ---------    ---------    ---------
   Total liabilities ............................................   390,628       429,493      403,053      403,284      329,532

Shareholders' Equity
 Common Stock ...................................................    68,937        74,943       75,316       70,268       34,081
 Retained Earnings and Accumulated Other Comprehensive Income ...     4,335          (367)       3,487        3,047        2,490
                                                                  ---------     ---------    ---------    ---------    ---------
   Total shareholders' equity ...................................    73,272        74,576       78,803       73,315       36,571
                                                                  ---------     ---------    ---------    ---------    ---------
   Total Liabilities and
     Shareholders' equity ....................................... $ 463,900     $ 504,069    $ 481,856    $ 476,599    $ 366,103
                                                                  =========     =========    =========    =========    =========

Book Value Per Share* ........................................... $   14.13     $   13.68    $   14.41    $   13.45    $   10.17
Reserve to Loans Ratio ..........................................      1.20%         1.20%        1.19%        1.14%        1.15%

*Adjusted for a 10% stock dividend in 2006, 2005, and 2004.



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

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                                   Year           Year          Year         Year          Year
                                         Three Months Ended        Ended          Ended         Ended        Ended         Ended
                                       March 2007    March 2006   Dec. 2006      Dec. 2005    Dec. 2004     Dec. 2003     Dec. 2002
                                       ----------    ----------   ---------      ---------    ---------     ---------     ---------
                                            (Unaudited)
INCOME STATEMENT DATA
   Net interest income ...........        3,641    $    4,026    $   16,145    $   13,914    $   10,692    $    7,858    $    5,458
   Provision for loan losses .....            -           319           723           865         1,146           735           480
   Noninterest income ............          603           786         3,837         2,725         2,700         1,711         1,767
   Noninterest expenses ..........        2,969         2,406        11,542         9,243         7,966         6,171         4,866
   Net income ....................          831         1,336         4,839         4,189         2,982         1,704         1,147

PER SHARE DATA *
 Net income per share
    Basic ........................   $     0.16    $     0.25    $     0.89    $     1.06    $     0.83    $     0.76    $     0.57
    Diluted ......................   $     0.16    $     0.24    $     0.89    $     1.06    $     0.82    $     0.74    $     0.55

BALANCE SHEET DATA
  Total assets ...................   $  463,900    $  504,069    $  481,856    $  476,599    $  366,103    $  253,217    $  181,513
  Total deposits .................      279,148       328,981       310,893       311,554       258,153       166,213       132,655
  Total loans (net) ..............      359,625       371,747       363,246       371,656       293,207       199,732       134,729
  Investment securities ..........       47,404        54,820        46,341        35,203        24,831        22,049         7,608
  Total earning assets ...........      425,821       468,596       445,525       440,942       344,482       238,009       168,225
  Advances from FHLB .............       81,000        77,000        66,000        67,000        58,000        41,100        23,500
  Junior subordinated debentures .       21,655        21,655        21,655        21,655        11,345        11,345        11,345
  Shareholders' equity ...........       73,272        74,576        78,803        73,315        36,571        33,410        12,709

Average shares outstanding
  Basic ..........................    5,317,350     5,451,109     5,461,034     3,941,199     3,586,523     2,246,398     2,021,109
  Diluted ........................    5,322,363     5,456,380     5,465,859     3,945,882     3,637,618     2,299,766     2,102,388

Key ratios **
  Return on assets ...............         0.71%         1.16%         1.00%         1.04%         0.98%         0.79%         0.78%
  Return on equity ...............         4.43%         7.33%         6.22%         9.28%         8.56%        10.43%         9.45%
  Equity to asset ratio ..........        15.79%        14.79%        16.35%        15.38%         9.99%        13.19%         7.00%
  Non-performing assets to assets          0.09%         0.10%         0.18%         0.11%         0.27%         0.04%         0.06%
  Reserve to loans ...............         1.20%         1.20%         1.19%         1.14%         1.15%         1.18%         1.21%
  Net interest margin ............         3.42%         3.80%         3.64%         3.69%         3.78%         3.90%         4.02%

  Employees ......................          115            88           110            88            83            68            59
  # of accounts ..................       10,863        10,726        10,778        10,728         9,391         7,814         6,899
  # of offices open ..............            9             8             8             8             7             5             5
  # of offices under construction             1             1             2             1             0             2             0
  # of office sites purchased ....            2             0             2             0             2             1             2
  ATM stand alone ................            1             1             1             1             1             0             0


* Per share data has been adjusted for 10% stock dividends in 2006, 2005, 2004, 2002, and a 15% dividend in 2003.


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